UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 22, 2009

(Date of earliest event reported)

ANTE4, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 625, Los Angeles, California	90036
(Address of principal executive offices)	(Zip Code)

(323) 330-9881

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2009, Steven Lipscomb, the President and Chief Executive Officer of ante4, Inc. (the “Company”) and the Board of Directors (the “Board”) of the Company agreed that, in light of the Company’s reduced operations while it looks for a new business to invest in, that Mr. Lipscomb’s annual salary be reduced from the $300,000 paid to him during 2009 (which amount had previously been reduced from $500,000 voluntarily by Mr. Lipscomb during the Company’s turnaround), to $150,000 per year.  No change was made to his severance arrangement, pursuant to which he would be paid $250,000 in the event he is terminated without cause.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

December 29, 2009	By:	/s/ Steven Lipscomb
Name: Steven Lipscomb
Title: President, CEO and Secretary